BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Managed Volatility V.I. Fund
(the “Fund”)

Supplement dated May 4, 2015
to the Prospectus dated May 1, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts About BlackRock Managed Volatility V.I. Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2008	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2013	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Philip Green and Justin Christofel, CFA are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The paragraph and table in the section of the Prospectus captioned “Management of the Funds — Portfolio Manager Information — BlackRock Managed Volatility V.I. Fund” are deleted in their entirety and replaced with the following:

The Fund is managed by Philip Green and Justin Christofel, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock, Inc. since 2006.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.

Shareholders should retain this Supplement for future reference.